[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO--CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Real Estate Growth VCT Portfolio

     Portfolio and Performance Update                                  2

     Portfolio Management Discussion                                   3

     Schedule of Investments                                           4

     Financial Statements                                              5

     Notes to Financial Statements                                     9

     Report of Independent Public Accountants                         13

     Trustees, Officers and Service Providers                         14

  PIONEER REAL ESTATE GROWTH VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

  PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF PORTFOLIO DIVERSIFICATION]
(As a percentage of total investment portfolio)

U.S. Common Stocks                 98%
International Common Stocks         2%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Real Estate Investment Trusts      99%
Financials                          1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Equity Office Properties Trust                               8.92%
   2. Archstone Smith Trust                                        5.20
   3. Equity Resident Property Trust                               4.86
   4. Apartment Investment & Management Co.                        4.72
   5. Simon Property Group Trust                                   4.57

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES


                                                         12/31/01        12/31/00
Net Asset Value per Share                                 $14.75          $14.40

DISTRIBUTIONS PER SHARE+                INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                   DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $0.52          $    -          $    -


+ The Portfolio paid a non-taxable distribution of $0.17 per share.

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER REAL ESTATE GROWTH VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

            PIONEER REAL ESTATE GROWTH
            VCT PORTFOLIO*                 S&P 500 INDEX   WILSHIRE REAL ESTATE+
 8/31/00                       $10,000           $10,000                $10,000
                               $10,396           $ 9,492                $10,325
                               $ 9,879           $ 9,445                $ 9,877
                               $10,123           $ 8,689                $10,099
12/31/00                       $10,761           $ 8,751                $10,801
                               $10,641           $ 9,053                $10,909
                               $10,380           $ 8,218                $10,682
                               $10,395           $ 7,715                $10,691
                               $10,623           $ 8,307                $10,945
                               $10,835           $ 8,350                $11,252
 6/30/01                       $11,381           $ 8,167                $11,860
                               $11,205           $ 8,079                $11,623
                               $11,625           $ 7,561                $12,029
                               $11,188           $ 6,970                $11,299
                               $10,723           $ 7,096                $10,876
                               $11,304           $ 7,630                $11,581
12/31/01                       $11,570           $ 7,715                $11,917

+ Index comparison for Wilshire Index begins 7/31/00.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% real estate investment trusts (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Class                    6.22%
(8/1/00)
1 Year                           7.52%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

  PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Real estate investments provided shelter for investors in 2001 - posting notable gains amidst the broader stock market's decline for the second year in a row. True to its tendency to not move in step with stocks in general, the real estate sector buffered the effects of slower economic growth while paying above-average income amidst falling interest rates. In the following interview, portfolio manager Jeff Caira discusses the sector's achievements during the 12 months ended December 31, 2001 and his expectations for the coming year.

Q:   HOW DID REAL ESTATE INVESTMENTS PERFORM IN 2001?

A: Although the pace of gains slowed from the outstanding returns posted in 2000, real estate investments delivered positive performance in what is widely regarded as a very difficult year. Real estate investments were the beneficiary of a more conservative mood, as the slowing economy and tragic events of September 11 left investors with little appetite for risk. Total return at net asset value for Pioneer Real Estate Growth VCT's Class II shares was 7.52% for the 12 months ended December 31. The Wilshire Real Estate Securities Index generated a return of 10.33%.

     Our preference for larger, high-quality real estate investments, which played such a vital role in the Portfolio's competitive performance in the later months, proved to be a drawback in the early months of the fiscal year. At that time, income-oriented investors, confronted with the prospects of falling interest rates, bought high-yielding real estate investments - regardless of the company's asset quality, property type or long-term prospects. This heightened demand drove prices higher, contributing to their outperformance. In the second half of 2001, the income premium offered by these lower quality stocks began to wane - diminishing their risk/reward quotient as the likelihood of a recession became more apparent. Throughout this time, we avoided the temptation to hop to what was hot, choosing instead to remain committed to our long-term strategy of investing in high-quality companies with strong balance sheets and geographically diverse properties.

Q: DESPITE THE ECONOMIC SLOWDOWN, ARE THE FUNDAMENTALS OF THE REAL ESTATE INDUSTRY STILL COMPELLING?

A: We think so. While some sectors of the real estate market are seeing downward earnings revisions, supply/demand dynamics are the healthiest we've seen at this point in the economic cycle. This equilibrium is the result of more efficient capital markets, which, with the timely release of corporate reporting, are better able to assess the viability of real estate investment trusts (REITs). Ultimately, since the sector is not burdened with excess supply, REIT earnings should accelerate quickly when economic growth improves.

     Two more developments bode well for this industry. Two of the largest REITs Equity Office Properties Trust and Equity Residential Properties were added to the Standard & Poor's 500 Index in 2001. While real estate has long been recognized as an integral part of the economy, REITs were perceived as passive investment companies and, as such, didn't command their due respect. Their integration into a major market indicator is a momentous event and signals the market's acceptance of REITs as actively managed, dynamic investment entities. In addition, analysts have agreed to switch their primary reporting measurement of REITs from complicated funds from operation (FFO) to operating earnings per share. By adopting this more easily understood general accounting measure, we believe REITs may gain a wider audience.

Q:   WHICH SECTORS CONTRIBUTED TO PERFORMANCE?

A: Investments in self-storage REITs performed well. We increased the Portfolio's exposure to the sector during the summer, because it can act as a defensive hedge against weaker economic fundamentals. Last fall, Portfolio holding Storage USA enjoyed an added boost, when Security Capital announced that it would acquire the company at a premium price.


     The Portfolio's investments in retail REITs also did well. Holdings are diversified across both strip malls and shopping malls. Well-managed mall companies are benefiting from the dramatic fall in U.S. interest rates, which makes the cost of short-term floating-rate debt less expensive and impacts balance sheets favorably. Even if mall owners should see a decline in percentage rents (mall tenants typically pay a percentage of their sales in addition to their base rent), the decrease could be more than offset by savings from lower borrowing costs. Furthermore, while consumer confidence and U.S. growth may be falling, mall REITs are not highly correlated to retail spending. Mall leases for anchor tenants, that is, destination stores with the ability to draw large numbers of shoppers, tend to be long term -- thereby adding a degree of predictability and stability to these tenants' cash flows. Finally, should a recession dictate the closing of stores, we believe high-quality, publicly owned malls, such as those comprising the Portfolio, would be more resilient to the downturn than lower-quality, privately-owned malls.


Q:   WHAT IS YOUR OUTLOOK?


A: The rally in late 2001, while boosting investors' spirits, was a little too sudden in our estimation, and we would not be surprised to see a retreat in early 2002. As with most sectors of the economy, there may be some further deterioration in real estate markets before we see a genuine economic recovery. However REITs have demonstrated that they can grow even in a recession. We believe high-quality REITs with long-term leases and competitive yields, such as those comprising the Portfolio, are in the best position to weather this transition.


Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

  SCHEDULE OF INVESTMENTS 12/31/01


SHARES                                                       VALUE
           COMMON STOCKS - 100.0%
           FINANCIAL (DIVERSIFIED) - 0.7%
   18,200  Brookfield Properties Corp                  $   313,040
                                                       -----------

           REAL ESTATE - 97.2%
   42,400  Apartment Investment & Management Co.       $ 1,938,952
   28,000  AMB Property Corp.                              728,000
   47,500  Arden Realty Group, Inc.                      1,258,750
   81,115  Archstone Communities Trust                   2,133,325
   26,400  Avalonbay Communities, Inc.                   1,248,984
   31,200  Brandywine Realty Trust                         657,384
   14,000  BRE Properties, Inc.                            433,440
   36,000  Boston Properties, Inc.                       1,368,000
    5,900  CBL & Associates Properties                     185,850
    8,500  Chelsea Property Group, Inc.                    417,350
   28,000  Camden Property Trust                         1,027,600
   25,000  Cousins Properties, Inc.                        609,000
   52,500  Duke Realty Investments, Inc.                 1,277,325
  121,757  Equity Office Properties Trust                3,662,451
   69,500  Equity Residential Property Trust             1,995,345
   29,800  Essex Property Trust, Inc.                    1,472,418
    2,000  First Industrial Realty Trust, Inc.              62,200
   31,000  General Growth Properties, Inc                1,202,800
   19,500  Home Properties of NY, Inc.                     616,200
   83,090  Host Marriott Corp.                             747,810
   30,000  Kimco Realty Corp.                              980,700
   43,000  Innkeepers USA Trust                            421,400
   50,000  Liberty Property Trust                        1,492,500
   22,000  Lexington Corporate Properties Trust            341,000
   17,400  The Macerich Co.                                462,840
   10,500  Manufactured Home Communities, Inc.             327,705
   49,000  Mission West Properties, Inc.                   623,280
   13,300  Parkway Properties, Inc.                        441,560
   73,000  ProLogis Trust                                1,570,230
   34,400  Pan Pacific Retail Properties, Inc.             987,968
   61,500  Prentiss Properties Trust                     1,688,175
   45,000  Public Storage, Inc.                          1,503,000
    1,615  Public Storage, Inc. (Depository Shares)         43,912
   27,800  Reckson Associates Realty Corp.                 649,408
   11,000  Shurgard Storage Centers, Inc.                  352,000
   14,900  SL Green Realty Corp.                           457,579
   13,100  Summit Properites, Inc.                         327,762
   64,000  Simon DeBartolo Group, Inc.                   1,877,120
   14,700  Taubman Centers, Inc.                           218,295
   38,500  United Dominion Realty Trust                    554,400
   28,000  Vornado Realty Trust                          1,164,800
    7,700  Weingarten Realty Investors                     369,600
                                                       -----------
                                                       $39,898,418
                                                       -----------
           REAL ESTATE COMPANIES - 2.1%
   54,100  Trizec Hahn Corp.                           $   849,369
                                                       -----------
           TOTAL COMMON STOCKS
           (Cost $36,335,080)                          $41,060,827
                                                       ===========


   The accompanying notes are an integral part of these financial statements.

  FINANCIAL HIGHLIGHTS 12/31/01

                                                                                                       8/1/00
                                                                                  YEAR ENDED             TO
CLASS II                                                                           12/31/01           12/31/00
Net asset value, beginning of period                                               $ 14.40             $14.55
                                                                                   -------             ------
Increase (decrease) from investment operations:
   Net investment income                                                           $  0.41             $ 0.32
   Net realized and unrealized gain (loss) on investments                             0.63              (0.28)
                                                                                   -------             ------
    Net increase (decrease) from investment operations                             $  1.04             $ 0.04
Distributions to shareowners:
   Net investment income                                                             (0.52)             (0.09)
   Net realized gain                                                                     -                  -
   Tax return of capital                                                             (0.17)             (0.10)
                                                                                   -------             ------
    Net increase (decrease) in net asset value                                     $  0.35             $(0.15)
                                                                                   -------             ------
Net asset value, end of period                                                     $ 14.75             $14.40
                                                                                   =======             ======
Total return*                                                                         7.52%              1.32%
Ratio of net expenses to average net assets+                                          1.52%              1.63%**
Ratio of net investment income (loss) to average net assets+                          4.36%              7.54%**
Portfolio turnover rate                                                                 34%                31%**
Net assets, end of period (in thousands)                                           $11,972             $1,770
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                                       1.52%              1.63%**
   Net investment income (loss)                                                       4.36%              7.54%**
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                                       1.52%              1.62%**
   Net investment income (loss)                                                       4.36%              7.53%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

  BALANCE SHEET 12/31/01


ASSETS:
 Investment in securities, at value (cost $36,335,080)                              $41,060,827
 Cash                                                                                 4,338,756
 Receivables -
  Fund shares sold                                                                       26,510
  Dividends, interest and foreign taxes withheld                                        253,297
  Collateral for securities loaned, at fair value                                       670,410
Other                                                                                     2,199
                                                                                    -----------
     Total assets                                                                   $46,351,999
                                                                                    -----------
LIABILITIES:
 Payables -
  Investment securities purchased                                                   $   611,445
  Fund shares repurchased                                                                 6,173
  Upon return for securities loaned                                                     670,410
 Due to affiliates                                                                       33,209
 Accrued expenses                                                                        33,049
                                                                                    -----------
     Total liabilities                                                              $ 1,354,286
                                                                                    -----------
NET ASSETS:
 Paid-in capital                                                                    $44,801,946
 Accumulated net investment income (loss)                                               103,629
 Accumulated undistributed net realized gain (loss)                                  (4,633,609)
 Net unrealized gain (loss) on:
  Investments                                                                         4,725,747
                                                                                    -----------
     Total net assets                                                               $44,997,713
                                                                                    -----------
NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
  Net assets                                                                        $33,025,589
  Shares outstanding                                                                  2,236,164
                                                                                    -----------
  Net asset value per share                                                         $     14.77

 CLASS II:
 (Unlimited number of shares authorized)
  Net assets                                                                        $11,972,124
  Shares outstanding                                                                    811,665
                                                                                    -----------
  Net asset value per share                                                         $     14.75


   The accompanying notes are an integral part of these financial statements.

  STATEMENT OF OPERATIONS

                                                                                      YEAR
                                                                                      ENDED
                                                                                    12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,386)                              $2,116,952
  Interest                                                                            120,444
  Income on securities loaned, net                                                         76
                                                                                   ----------
      Total investment income                                                      $2,237,472
                                                                                   ----------

EXPENSES:
  Management fees                                                                  $  304,606
  Transfer agent fees                                                                   2,892
  Distribution fees (Class II)                                                         14,370
  Administrative fees                                                                  37,475
  Custodian fees                                                                       43,190
  Professional fees                                                                    15,948
  Printing                                                                             32,442
  Fees and expenses of nonaffiliated trustees                                           7,123
  Miscellaneous                                                                         5,425
                                                                                   ----------
     Total expenses                                                                $  463,471
                                                                                   ----------
     Net expenses                                                                  $  463,471
                                                                                   ----------
        Net investment income                                                      $1,774,001
                                                                                   ----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
  Net realized gain from:
   Investments                                                                     $1,316,449
                                                                                   ----------
  Change in net unrealized gain (loss) from:
   Investments                                                                     $ (214,377)
                                                                                   ----------
  Net gain on investments                                                          $1,102,072
                                                                                   ==========
  Net increase in net assets resulting
   from operations                                                                 $2,876,073
                                                                                   ==========

   The accompanying notes are an integral part of these financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR                  YEAR
                                                                  ENDED                 ENDED
                                                                 12/31/01             12/31/00
FROM OPERATIONS:
Net investment income                                          $   1,774,001         $  1,535,138
Net realized gain (loss) on investments                            1,316,449             (784,959)
Change in net unrealized gain (loss)
   on investments, futures contracts and
   foreign currency transactions                                    (214,377)           7,027,190
                                                               -------------         ------------
     Net increase in net assets
       resulting from operations                               $   2,876,073         $  7,777,369
                                                               -------------         ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                     $  (1,273,930)        $ (1,334,179)
   Class II                                                         (192,618)             (23,440)
Net realized gain
   Class I                                                                 -                    -
   Class II                                                                -                    -
Tax return of capital
   Class I                                                          (370,000)            (219,070)
   Class II                                                         (134,299)              (3,836)
                                                               -------------         ------------
     Total distributions to shareowners                        $  (1,970,847)        $ (1,580,525)
                                                               -------------         ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $  19,273,192         $  8,177,271
Reinvestment of distributions                                      1,970,846            1,580,525
Cost of shares repurchased                                       (11,903,887)          (9,520,143)
                                                               -------------         ------------
     Net increase in net assets
       resulting from fund share transactions                  $   9,340,151         $    237,653
                                                               -------------         ------------
     Net increase in net assets                                $  10,245,377         $  6,434,497
                                                               -------------         ------------
NET ASSETS:
Beginning of period                                               34,752,336           28,317,839
                                                               -------------         ------------
End of period                                                  $  44,997,713         $ 34,752,336
                                                               =============         ============
Accumulated net investment income (loss),
   end of period                                               $     103,629         $     63,840
                                                               =============         ============

   The accompanying notes are an integral part of these financial statements.

  NOTES TO FINANCIAL STATEMENTS 12/31/01

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio
     (Emerging Markets Portfolio)
   Pioneer Global Financials VCT Portfolio
     (Global Financials Portfolio)
   Pioneer Europe VCT Portfolio
     (Europe Portfolio)
   Pioneer International Value VCT Portfolio
     (International Value Portfolio)
     (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio
     (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio
     (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
     (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
     (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio
     (Fund Portfolio)
   Pioneer Equity-Income VCT Portfolio
     (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio
     (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio
     (Strategic Income Portfolio)
   Pioneer Swiss Franc Bond VCT Portfolio
     (Swiss Franc Bond Portfolio)
   Pioneer America Income VCT Portfolio
     (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
     (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio
     (Global Health Care Portfolio)
   Pioneer Global Telecoms VCT Portfolio
     (Global Telecoms Portfolio)
   Pioneer Science & Technology VCT Portfolio
     (Science & Technology Portfolio)
   Pioneer Real Estate Growth VCT Portfolio
     (Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio
     (High Yield Portfolio)

Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Real Estate Growth Portfolio is to seek long-term capital growth, with current income as a secondary objective.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principle exchange where they are traded, are determined as of such times.

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in

     REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

     At December 31, 2001, the Portfolio reclassified $20,290 and $247,374 from accumulated net investment income to from paid in capital and accumulated net realized loss on investment, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


     At December 31, 2001, the Portfolio had a capital loss carryforward of $4,429,036 which will expire between 2007 and 2008 if not utilized.


     The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. These amounts do not include the capital loss carryforward detailed above.

                                         PIONEER
                                       REAL ESTATE
                                         GROWTH
                                     VCT PORTFOLIO
                                           2001            2000
-----------------------------------------------------------------
 DISTRIBUTIONS PAID FROM:
 Ordinary Income                       $ 1,466,548     $1,357,619
 Long- Term capital gain                        --             --
                                       --------------------------
                                       $ 1,466,548     $1,357,619
 Return of Capital                         504,299        222,906
                                       --------------------------
   Total Distributions                 $ 1,970,847     $1,580,525
                                       --------------------------
 DISTRIBUTABLE EARNINGS
 (ACCUMULATED LOSSES):
 Undistributed ordinary income                   -
 Undistributed long-term gain                    -
 Unrealized appreciation/depreciation            -
                                       -----------
   Total                               $ 4,521,174
                                       ===========

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

E.   PORTFOLIO SHARES

     The Portfolio record sales and repurchases of their trust shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of Trust shares for the year ended December 31, 2001.

F.   SECURITIES LENDING

     The Portfolio loans securities in its portfolio to certain brokers, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Portfolio loaned securities having a fair value of approximately $646,822 and received collateral of $670,410 for the loan.

G.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano S.p.A. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2001, $30,671 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $280 of transfer agent fees payable at December 31, 2001.

4.   DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,258 in distribution fees payable to PFD at December 31, 2001.

6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                GROSS                GROSS                 NET APPRECIATION/
                                        TAX COST             APPRECIATION          DEPRECIATION             (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
 Real Estate Growth Portfolio         $36,539,653             $5,002,278            $(481,104)                 $4,521,174

7.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2001, were $20,969,079 and $11,998,668, respectively.

8.   CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       '01 SHARES             '01 AMOUNT            '00 SHARES                  '00 AMOUNT
--------------------------------------------------------------------------------------------------------------------------
 REAL ESTATE GROWTH PORTFOLIO
 CLASS I:
 Shares sold                              598,202           $  8,634,935               415,974                 $ 5,517,319
 Reinvestment of distributions            115,873              1,643,929               118,049                   1,553,250
 Shares repurchased                      (765,573)           (10,870,743)             (659,630)                 (8,534,743)
                                       -----------------------------------------------------------------------------------
   Net decrease                           (51,498)          $   (591,879)             (125,607)                $(1,464,174)
                                       ===================================================================================
 CLASS II:
 Shares sold                              738,530           $ 10,638,257               193,580                 $ 2,659,952
 Reinvestment of distributions             22,911                326,917                 1,929                      27,275
 Shares repurchased                       (72,699)            (1,033,144)              (72,586)                   (985,400)
                                       -----------------------------------------------------------------------------------
   Net increase                           688,742           $  9,932,030               122,923                 $ 1,701,827
                                       ===================================================================================

  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Growth VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets and the Class II financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Growth VCT Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the Class II financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

  TRUSTEES, OFFICERS AND SERVICE PROVIDERS


INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund are listed below, together with their principal occupations during the past five years. Trustees who are deemed interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as "Interested Trustees". Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee or director of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Trustees who are interested persons and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS      POSITION HELD            TERM OF OFFICE/LENGTH OF SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (75)*   Chairman of the Board,   Trustee since 1994.                  Deputy Chairman and a Director of Pioneer
                           Trustee and President    Serves until retirement or removal.  Global Asset Management S.p.A.(PGAM);
                                                                                         Non-Executive Chairman and a Director
                                                                                         of Pioneer Investment Management USA Inc.
                                                                                         (PIM-USA); Chairman and  a Director of
                                                                                         Pioneer; President of all of the Pioneer
                                                                                         Funds; and Of Counsel (since 2000, Partner
                                                                                         prior to 2000), Hale and Dorr LLP (counsel
                                                                                         to PIM-USA and the Pioneer Funds)

Daniel T. Geraci (44)**    Trustee and              Trustee since October 2001.          Director and CEO-US of PGAM since November
                           Executive Vice           Serves until retirement or removal.  2001; Director, Chief Executive Officer and
                           President                                                     President of PIM-USA since October 2001;
                                                                                         Director of Pioneer Funds Distributor, Inc.
                                                                                         and Pioneer Investment Management
                                                                                         Shareholder Services, Inc. since October
                                                                                         2001; President and a Director of Pioneer
                                                                                         and Pioneer International Corporation since
                                                                                         October 2001; Executive Vice President of
                                                                                         all of the Pioneer Funds since October
                                                                                         2001; President of Fidelity Private Wealth
                                                                                         Management Group from 2000 through October
                                                                                         2001; and Executive Vice President -
                                                                                         Distribution and Marketing of Fidelity
                                                                                         Investments Institutional Services and
                                                                                         Fidelity Investments Canada Ltd. prior to
                                                                                         2000


NAME, AGE AND ADDRESS                                            OTHER DIRECTORSHIPS HELD
John F. Cogan, Jr. (75)*                                         Director of Harbor Global Company, Ltd.

Daniel T. Geraci (44)**                                          None

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS        POSITION HELD   TERM OF OFFICE/LENGTH OF SERVICE      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Mary K. Bush (53)            Trustee         Trustee since 2000.                   President, Bush & Co. (international financial
4201 Cathedral Avenue, NW,                   Serves until retirement or removal.   advisory firm)
Washington, DC, 20016

Richard H. Egdahl, M.D. (75) Trustee         Trustee since 1995.                   Alexander Graham Bell Professor of Health
Boston University                            Serves until retirement or removal.   Care Entrepreneurship, Boston University;
Healthcare Entrepreneurship                                                        Professor of Management, Boston University
Program, 53 Bay State Road,                                                        School of Management; Professor of Public
Boston, MA 02215                                                                   Health, Boston University School of Public
                                                                                   Health; Professor of Surgery, Boston University
                                                                                   School of Medicine; University Professor,
                                                                                   Boston University

Margaret B.W. Graham (54)    Trustee         Trustee since 2000.                   Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street West,                 Serves until retirement or removal.   (consulting firm); Professor of Management,
Montreal, Quebec, Canada                                                           Faculty of Management, McGill University

Marguerite A. Piret (53)     Trustee         Trustee since 1995.                   President, Newbury, Piret & Company, Inc.
One Boston Place, 26th                       Serves until retirement or removal.   (merchant banking firm)
Floor, Boston, MA 02108

Stephen K. West (73)         Trustee         Trustee since 1995.                   Of Counsel, Sullivan & Cromwell (law firm)
125 Broad Street,                            Serves until retirement or removal.
New York, NY 10004

John Winthrop (65)           Trustee         Trustee since 2000.                   President, John Winthrop & Co., Inc.
One North Adgers Wharf                       Serves until retirement or removal.   (private investment firm)
Charleston, SC 29401

NAME, AGE AND ADDRESS           OTHER DIRECTORSHIPS HELD
Mary K. Bush (53)               Director and/or Trustee of Brady Corporation
4201 Cathedral Avenue, NW,      (industrial identification and specialty coated
Washington, DC, 20016           material products manufacturer), Mastec Inc.
                                (communications and energy infrastructure),
                                Mortgage Guaranty Insurance Corporation,
                                R.J. Reynolds Tobacco Holdings, Inc. (tobacco)
                                and Student Loan Marketing Association
                                (secondary marketing of student loans)

Richard H. Egdahl, M.D. (75)    None
Boston University
Healthcare Entrepreneurship
Program, 53 Bay State Road
Boston, MA 02215

Margaret B.W. Graham (54)       None
1001 Sherbrooke Street West
Montreal, Quebec, Canada

Marguerite A. Piret (53)        Director, Organogenesis Inc.
One Boston Place, 26th          (tissue engineering company)
Floor, Boston, MA 02108

Stephen K. West (73)            Director, Dresdner RCM Global Strategic Income
125 Broad Street,               Fund, Inc. and The Swiss Helvetia Fund, Inc.
New York, NY 10004              (closed-end investment companies),
                                AMVESCAP PLC (investment managers) and
                                First ING Life Insurance Company of New York

John Winthrop (65)              Director of NUI Corp. (energy sales,
One North Adgers Wharf          services and distribution)
Charleston, SC 29401

FUND OFFICERS

NAME, AGE AND ADDRESS        POSITION HELD   TERM OF OFFICE/LENGTH OF SERVICE      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph P. Barri (55)         Secretary       Since 1994. Serves at the             Partner, Hale and Dorr, LLP; Secretary of
                                             discretion of Board.                  each Pioneer fund

Dorothy E. Bourassa (54)     Assistant       Since 2000. Serves at the             Secretary of PIM-USA: Senior Vice President-
                             Secretary       discretion of Board.                  Legal of Pioneer; and Secretary/Clerk of most
                                                                                   of PIM-USA's subsidiaries since October 2000;
                                                                                   Assistant Secretary of all of the Pioneer Funds
                                                                                   since November 2000; Senior Counsel, Assistant
                                                                                   Vice President and Director of Compliance of
                                                                                   PIM-USA from April 1998 through October 2000;
                                                                                   Vice President and Assistant General Counsel,
                                                                                   First Union Corporation from December 1996
                                                                                   through March 1998

Vincent Nave (56)            Treasurer       Since 2000. Serves at the             Vice President-Fund Accounting and Custody
                                             discretion of Board.                  Services of Pioneer (Manager from September
                                                                                   1996 to February 1999); and Treasurer of all
                                                                                   of the Pioneer Funds (Assistant Treasurer
                                                                                   from June 1999 to November 2000)

Luis I. Presutti (36)        Assistant       Since 2000. Serves at the             Assistant Vice President-Fund Accounting,
                             Treasurer       discretion of Board.                  Administration and Custody Services of
                                                                                   Pioneer (Fund Accounting Manager from
                                                                                   1994 to 1999); and Assistant Treasurer of
                                                                                   all of the Pioneer Funds since November 2000

John F. Daly III (36)        Assistant       Since 2000. Serves at the             Global Custody and Settlement Division Manager
                             Treasurer       discretion of Board.                  of PIM-USA; and Assistant Treasurer of all of
                                                                                   the Pioneer Funds since November 2000

NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS HELD
Joseph P. Barri (55)             None

Dorothy E. Bourassa (54)         None

Vincent Nave (56)                None

Luis I. Presutti (36)            None

John F. Daly III (36)            None

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.